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                                                                  Exhibit 99.1

                                  CERTIFICATION

        To my knowledge, this Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Genuity Inc.


                                      GENUITY INC.

                                      By:  /s/ Paul R. Gudonis
                                          ------------------------------------
                                          Paul R. Gudonis
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                          (DULY AUTHORIZED OFFICER)


                                      By: /s/ Daniel P. O'Brien
                                          ------------------------------------
                                          Daniel P. O'Brien
                                          EXECUTIVE VICE PRESIDENT AND CHIEF
                                          FINANCIAL OFFICER
                                          (DULY AUTHORIZED OFFICER)

Dated:  November 14, 2002